UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 25, 2013

ASPECT SOFTWARE GROUP HOLDINGS LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	333-170936	98-0587778
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

300 Apollo Drive
Chelmsford, Massachusetts 01824
(Address of principal executive offices, zip code)
(978) 250-7900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 25, 2013, Aspect Software, Inc. (“Aspect”) appointed Steve Beaver as Senior Vice President and General Counsel. Mr. Beaver replaces David Reibel, who will be departing Aspect to pursue other interests on April 30, 2013.

Prior to joining Aspect, Mr. Beaver had served as General Counsel at TPI Composites, Inc. from September 2008 until April 2013. Prior to joining TPI Composites, Inc., Mr. Beaver served as Vice President and General Counsel at Swift Transportation where he was employed from July 2004 until September 2008. Earlier in his career, Mr. Beaver practiced in the areas of labor and employment law and commercial litigation at Bryan Cave LLP, an international law firm.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPECT SOFTWARE GROUP HOLDINGS LTD.
Date: April 26, 2013	By:	/s/ Robert J. Krakauer
		Name:	Robert J. Krakauer
		Title:	Executive Vice President and Chief Financial Officer